SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                   ..................................

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                             April 4, 2006
            Date of report (Date of earliest event reported)


                   ..................................


                         EXCEL TECHNOLOGY, INC.
           (Exact Name of Registrant as Specified in Charter)


       Delaware                   0-19306               11-2780242
(State or Other Juris-       (Commission File No.)    (IRS Employer
diction of Incorporation)                           Identification No.)


                41 Research Way, East Setauket, NY 11733
      (Address of principal executive offices, including zip code)

                             (631) 784-6175
          (Registrant's telephone number, including area code)

                   ..................................


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 8.01.   Other Events.

     On April 4, 2006 Excel Technology, Inc. (the "Company") announced that, at the special meeting of Stockholders held that day, the stockholders of the Company voted to adopt the Agreement and Plan of Merger with Coherent, Inc. providing for the acquisition of the Company by Coherent. A copy of the press release issued by the Company on April 4, 2006 concerning such vote is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.


       (c)  Exhibits

            99.1  Press Release of Excel Technology, Inc., issued
                  April 4, 2006.


                              Signatures:
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 4, 2006

                           EXCEL TECHNOLOGY, INC.



                           By:  /s/ Antoine Dominic
                              .........................................
                                Antoine Dominic
                                President and Chief Executive Officer
                                (Principal Executive Officer)







                                               EXHIBIT 99.1 TO FORM 8-K

FOR IMMEDIATE RELEASE
                                       Contact: J.Donald Hill, Chairman
                                                631-784-6175


         EXCEL TECHNOLOGY, INC.  STOCKHOLDERS VOTE IN FAVOR OF
                       MERGER WITH COHERENT, INC.


EAST SETAUKET, N.Y., April 4, 2006 - Excel Technology, Inc. (NASDAQ:
XLTC) today announced that, at a special meeting of Stockholders held on April 4, 2006, the stockholders of the Company voted to adopt the Agreement and Plan of Merger with Coherent, Inc. (Santa Clara, CA,
Nasdaq: COHR) providing for the acquisition of the Company by Coherent, Inc.

On March 28, 2006, the Company announced that the Antitrust Division of the Department of Justice (DOJ) requested additional information and documentary material in connection with its review of the proposed acquisition, which request extends the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Excel Technology is responding to the DOJ request.

About Excel Technology

Founded in 1985, Excel Technology and its wholly owned subsidiaries manufacture and market photonics-based solutions, consisting of laser systems and electro-optical components, primarily for industrial/commercial and scientific applications.